Exhibit 10.7

PERMITTING AND RECLAMATION PLAN
SETTLEMENT AGREEMENT FOR THE STATE OF ILLINOIS
THIS AGREEMENT (as it may be amended or modified from time to time, this "Settlement Agreement") is made and entered into as of July 12, 2016, by and among Alpha Natural Resources, Inc. ("ANR"), on behalf of itself and its debtor-affiliates (collectively with ANR, the "Debtors" or, when used in reference to such Debtors on or after the Effective Date (as defined herein), the "Reorganized Debtors"), Contura Energy, Inc. (the "Purchaser") and the Illinois Department of Natural Resources (the "Department" and, collectively with the Debtors and the Purchaser, the "Parties").
WHEREAS, on August 3, 2015 (the "Petition Date"), the Debtors each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court"), which cases are being jointly administered under case number 15-33896 (KRH) (collectively, the "Chapter 11 Cases");
WHEREAS, on May 25, 2016, the Debtors filed the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession in the Chapter 11 Cases (as it may be modified, supplemented or amended, the "Plan"), the solicitation version of which is attached as Exhibit A to the Notice of Filing of Solicitation Versions of (A) Second Amended Joint Plan of Reorganization and (B) Related Second Amended Disclosure Statement (Docket No. 2594);
WHEREAS, the Department has issued certain permits to the Debtors (collectively, the "Illinois Permits") in connection with the Debtors' operation and reclamation of their Wabash mining complex (the "Mining Complex") within the State of Illinois (the "State");
WHEREAS, attached hereto as Exhibit 1 is a schedule identifying the Illinois Permits;
WHEREAS, the Debtors are in general compliance with, and are continuing to perform their ongoing reclamation obligations in accordance with, the Surface Mining Control and Reclamation Act of 1977, as amended, 30 U.S.C. §§ 1201, et seq. ("SMCRA"), its State analogues and other applicable mining and environmental related statutes and regulations (collectively with SMCRA, the "Mining Laws");
WHEREAS, the Debtors are parties to a transaction (the "Sale Transaction") pursuant to that certain Asset Purchase Agreement (including all schedules and exhibits associated therewith), with the Purchaser and attached as Exhibit I.A.250 to the Plan to be entered into on or prior to the Effective Date (as it may be modified, supplemented or amended, the "APA") providing for (a) the sale of certain of the Debtors' assets (collectively, the "Purchased Assets") to the Purchaser, (b) the assumption of certain of the Debtors' liabilities by the Purchaser and (c) the transfer to the Purchaser of certain permits (collectively, the "Transferred Permits") and (d) certain transactions necessary to effectuate the foregoing;
WHEREAS, the Debtors intend that the Reorganized Debtors will retain substantially all of the Debtors' coal mining assets that are not sold pursuant to the Sale Transaction (collectively, the "Retained Assets");
WHEREAS, all of the Debtors' coal mining assets in the State are Retained Assets, and none of the Illinois Permits are Transferred Permits;
WHEREAS, the primary purpose of the Reorganized Debtors will be to hold the permits associated with the Retained Assets, including the Illinois Permits, that have mining operations: (a) with only reclamation activities to be completed (collectively, the "Reclaim-Only Sites"), and to manage the reclamation activities at the Reclaim-Only Sites; and (b) where coal currently is being mined and is expected to be mined in the future (collectively, the "Active Sites" and, together with the Reclaim-Only Sites, the "Mining Sites") and to manage and/or operate the Active Sites;
WHEREAS, the Mining Complex is a Reclaim-Only Site;
WHEREAS, the Parties desire to enter into this Settlement Agreement to define the terms and framework for accomplishing mine land reclamation and associated environmental restoration in the State in accordance with the Mining Laws on the Mining Complex operated under Illinois Permits previously issued to ANR and its subsidiaries;
WHEREAS, the terms of this Settlement Agreement are incorporated into the Plan, and the Parties intend that this Settlement Agreement shall be subject to approval by the Bankruptcy Court in connection with confirmation of the Plan;
NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the Parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Plan. In addition to the terms defined elsewhere in this Settlement Agreement, the terms below have the following meanings herein:
(a)    "Affiliate" means "affiliate," as such term is defined in section 101 (2) of the Bankruptcy Code.
(b)    "Applicant/Violator System" means the nationwide database maintained by OSMRE of mine applicants, permittees, operators, application and permit records, as well as unabated or uncorrected environmental violations pursuant to SMCRA or (ii) the analogous database maintained by the Department pursuant to the Illinois Surface Coal Mining Land Conservation and Reclamation Act.

(c)    "Effective Date" means the date upon which the Plan shall become effective in accordance with its terms.
(d)    "Event of Default" has the meaning ascribed to it in Section 9(a) hereof.
(e)    "Financial Assurance" means a Surety Bond or an alternative to a bond, as provided for by 225 Ill. Comp. Stat. Ann. 720/6.05.
(f)    "First Lien Lenders" has the meaning given such term in the Plan.
(g)    "Free Cash Flow" means cash generated by the Reorganized Debtors in an amount equal to earnings before taxes, multiplied by an amount equal to one minus the tax rate applicable to the Reorganized Debtors, plus an add-back of all depreciation and amortization expenses, plus or minus, as applicable, any decrease or increase to the Reorganized Debtors' net working capital, minus capital expenditures, measured for any Quarterly Period.
(h)    "Fully Reclaim," "Fully Reclaimed" or "Full Reclamation" means, as to any or all of the Illinois Permits, completion of reclamation, as provided for under applicable Mining Laws.
(i)    "Material Asset Sale" means a sale, in any single or related transaction, of Reorganized ANR assets, other than sales of coal in the ordinary course of business, generating $100,000 or more in net cash proceeds.
(j)    "OSMRE" means the United States Department of the Interior, Office of Surface Mining, Reclamation and Enforcement.
(k)    "Quarterly Period" means a full calendar-year quarter ending each March 31, June 30, September 30 and December 31; provided, however, that the first Quarterly Period after the Effective Date shall be deemed to run from the Effective Date through September 30.
(l)    "Reclamation Funding Agreement" means the agreement, substantially in the form attached hereto as Exhibit 2, by and among the Debtors, for and on behalf of themselves and the Reorganized Debtors, the Purchaser and the appropriate regulatory agencies of each of the States of Illinois, Tennessee (as administered by OSMRE) and West Virginia and the Commonwealths of Kentucky and Virginia.
(m)    "Restricted Cash Accounts" means, collectively, the Restricted Cash Reclamation Account and the Water Treatment Restricted Cash Account.
(n)    "Restricted Cash Reclamation Account" means an interest bearing segregated deposit account in which the Department shall hold a first priority security interest, perfected by "control" under the Illinois Uniform Commercial

Code into which funds are deposited pursuant to Sections 2, 4 and 5 of the Reclamation Funding Agreement. For the avoidance of doubt, the Reorganized Debtors may invest funds in the Restricted Cash Reclamation Account in overnight securities consistent with their cash management policy.
(o)    "Retained Bonds" means any reclamation bonds associated with the Illinois Permits, as existing on the date hereof.
(p)    "Surety Bond" means a performance bond issued in accordance with 225 Ill. Comp. Stat. Ann. 720/6.01.
(q)    "Third Party Beneficiaries" means the First Lien Lenders, their officers, directors, employees and advisors, and each of their Affiliates, successors and assigns.
(r)    "Water Treatment Restricted Cash Account" has the meaning ascribed to it in the Reclamation Funding Agreement and in which the Department shall hold a first priority security interest, perfected by "control" under the Illinois Uniform Commercial Code. For the avoidance of doubt, the Reorganized Debtors may invest funds in the Water Treatment Restricted Cash Account in overnight securities consistent with their cash management policy.
2.    Removal of Coal Incidental to Reclamation. Subject to the issuance of further orders of the Department, the Department agrees that the Reorganized Debtors may remove coal incidental to their reclamation activities at the Mining Complex.
3.    Continuation of Existing Bonds. All Retained Bonds shall remain in place or shall be replaced with Surety Bonds or other Financial Assurance reasonably acceptable to the Department of an identical amount.
4.    Establishment and Funding of the Restricted Cash Accounts.
(a)    On or prior to the Effective Date, the Debtors or the Reorganized Debtors shall establish the Restricted Cash Accounts in accordance with the terms of this Settlement Agreement and the Reclamation Funding Agreement and shall execute and deliver to the Department a deposit account control agreement in form and substance reasonably satisfactory to the Department with respect to the establishment and use of the Restricted Cash Accounts.
(b)    The Reorganized Debtors shall fund the Restricted Cash Accounts as follows:
(i)    The Reorganized Debtors shall deposit into the Restricted Cash Accounts all funds required to be paid or deposited to the State in accordance with the Reclamation Funding Agreement.

(ii)    Except as may otherwise be agreed to by the Department and the Reorganized Debtors, the Reorganized Debtors shall deposit into the Restricted Cash Reclamation Account: (1) 50% of the net cash proceeds of any Material Asset Sale of any Retained Asset or group of Retained Assets located in the State with respect to which Material Asset Sale the net cash proceeds are $500,000 or more; and (2) 25% of the net cash proceeds of any Material Asset Sale of any Retained Asset or group of Retained Assets located in the State with respect to which Material Asset Sale the net cash proceeds are at least $100,000 but less than $500,000.
(iii)    Any collateral returned to or received by the Reorganized Debtors by, from or with respect to any issuer of any Surety Bond(s) issued in the State shall be deposited in the Restricted Cash Reclamation Account.
(c)    All funds deposited into the Restricted Cash Accounts may be used solely to fund reclamation, mitigation and water treatment and management obligations in the State in accordance with the terms of this Settlement Agreement and the approved Reclamation Schedule (as defined below) and, with respect to funds in the Water Treatment Restricted Cash Account, the Reclamation Funding Agreement.
(d)    The Department shall have the right to audit the Restricted Cash Accounts at any time and from time to time, in each case upon reasonable notice to the Reorganized Debtors.
5.    Illinois Reclamation Compliance.
(a)    Obligation to Complete Reclamation.
(i)    The Reorganized Debtors hereby acknowledge their obligations to Fully Reclaim the Mining Complex in accordance with the Illinois Permits and all applicable state and federal laws, without any limitation relating to the amounts included in or required to be deposited or paid into the Restricted Cash Reclamation Account or the amount of any of the Surety Bonds or other Financial Assurance issued pursuant to or in accordance with this Settlement Agreement.
(ii)    Reclamation of the Mining Complex shall be complete by the tenth anniversary of the Effective Date.
(b)    Reclamation Schedule. Within 60 days after the Effective Date, the Reorganized Debtors shall submit a proposed schedule to the Department for approval (the "Reclamation Schedule") providing a schedule of priority for reclamation, mitigation and water treatment and management with respect to the

Mining Complex. To the extent necessary or appropriate, the Reorganized Debtors and the Department shall negotiate in good faith and use reasonable best efforts to resolve any disagreement with respect to the Reclamation Schedule.
(c)    Use of Funds in Restricted Cash Accounts.
(i)    Subject to the terms and provisions of this Settlement Agreement and, with respect to funds in the Water Treatment Restricted Cash Account, the Reclamation Funding Agreement and unless and until the Department delivers a notice pursuant to Section 9(c)(ii) hereof, the Reorganized Debtors may use funds contributed to the Restricted Cash Accounts in the performance of their obligations to complete reclamation, mitigation (to the extent required under Illinois Permits issued by the Department) and water treatment and management only within the State and only in accordance with the Illinois Permits and the approved Reclamation Schedule; provided, however, that the Reorganized Debtors may use funds in the Restricted Cash Accounts for mitigation under section 404 of the Clean Water Act only if agreed to by the Department. For the avoidance of doubt, the Reorganized Debtors may not use the funds in the Restricted Cash Accounts (a) for the payment of premiums on the Retained Bonds or any Surety Bonds or other Financial Assurance that replace or supplement the Retained Bonds; or (b) to pay for maintenance or general upkeep of the Mining Complex unrelated to the reclamation, mitigation or water treatment and management approved by the Department in the Reclamation Schedule.
(ii)    Upon the Department's delivery of a notice pursuant to Section 9(c)(ii) hereof, the Reorganized Debtors' right to use funds in the Restricted Cash Accounts shall immediately cease without further action on the part of the Department, the funds then contained in the Restricted Cash Accounts shall be deemed to constitute a cash bond (as provided for under 62 Ill. Adm. Code 300.40) with respect to the Reorganized Debtors' performance of their obligations to reclaim and manage and treat water at the Mining Complex and the Department shall be entitled to execute upon its collateral pledge of any amounts held in or payable into the Restricted Cash Accounts in accordance with Section 9(c)(iii) hereof.
(iii)    Upon written confirmation from the Department confirming the Full Reclamation of the Illinois Permits and the release of the associated bonds, any remaining funds in the Restricted Cash Accounts shall be delivered to the Reorganized Debtors.
(d)    Budgeting and Accounting for Reclamation and Water Treatment.
(i)    Within 45 days after the Effective Date, the Reorganized Debtors shall provide to the Department an initial budget, subject to approval by the Department, with respect to any reclamation, mitigation and water treatment and management to be performed using monies in the Restricted Cash Accounts during the period from the Effective Date through December 31, 2016.
(ii)    Within 120 days after the Effective Date, the Reorganized Debtors shall provide to the Department an initial budget, based on the approved Reclamation Schedule, reflecting the Reorganized Debtors' reasonable best efforts to project estimated expenditures from the Restricted Cash Accounts on account of reclamation, mitigation and water treatment and management expenses at the Mining Complex through December 31, 2018 (the "Long-Term Budget").
(iii)    On or before December 1, 2016, the Reorganized Debtors shall provide to the Department a budget (the "Semi-Annual Budget"), subject to approval by the Department, with respect to any reclamation, mitigation and water treatment and management to be performed using monies in the Restricted Cash Accounts during the period from January 1, 2017 through June 30, 2017. The Reorganized Debtors shall revise and update the Semi-Annual Budget for each ensuing six-month period by no later than 30 days prior to the conclusion of the current period (or on such schedule as may otherwise be agreed upon by the Reorganized Debtors and the Department).
(iv)    The Reorganized Debtors shall provide to the Department accountings of its Free Cash Flow and actual-to-budgeted expenditures from the Restricted Cash Accounts within 30 days after the end of each Quarterly Period. Such accountings shall be certified as to their accuracy by a senior officer of the Reorganized Debtors.
(v)    The Reorganized Debtors shall meet with the Department on a quarterly basis: (1) to review reclamation and water treatment progress, the Long-Term Budget and the current Semi-Annual Budget; (2) to provide updates on reclamation and water treatment spending from the Restricted Cash Accounts; and (3) to discuss other matters relevant to their obligations to fund such accounts.
6.    Other Provisions on Bonding and Reclamation.
(a)    Other Permit Revisions, Modifications and Amendments. The Reorganized Debtors may submit applications for revisions, modifications or amendments to the Illinois Permits as the Reorganized Debtors may determine to be desirable or necessary to amend the terms and conditions of any Illinois Permit or to facilitate bond reduction, bond release and/or efficient and cost effective completion of reclamation. Any applications for revision, modification or amendment of the Illinois Permits will be advertised in accordance with applicable regulatory requirements and otherwise comply with applicable regulatory requirements. The Reorganized Debtors and the Department agree to respond to comments received on any such application on a timely basis. The Reorganized Debtors and the Department agree to cooperate and work in good faith with each other such that such Illinois Permit revisions, modifications or amendments are processed in a timely manner to facilitate the completion of reclamation in a manner consistent with the Reclamation Schedule and applicable state and federal law.
(b)    Access to Rejected Leasehold Properties.
(i)    Consistent with the order authorizing, among other things, the rejection of certain unexpired leases (Docket No. 2239) (the "Rejection Order") and any similar order, the Debtors and the Reorganized Debtors shall work with the lessors under rejected leases to obtain access to the applicable sites to complete reclamation or perform mitigation or water treatment (any such site, a "Rejected Lease Site").
(ii)    If the Debtors or the Reorganized Debtors are unable to obtain access to any Rejected Lease Site to complete reclamation or perform mitigation or water treatment, the Reorganized Debtors and the Department shall work cooperatively and in good faith to address and remedy the access issue and to develop a mechanism to ensure such access.
(iii)    The failure to obtain access shall not excuse the Debtors or the Reorganized Debtors from complying with their reclamation, mitigation and water treatment obligations under applicable law. The Debtors shall include language in the order confirming the Plan (the "Confirmation Order")clarifying that paragraph 8 of the Rejection Order and any other similar order does not apply to the Department or interfere in any way with the Department's enforcement of the surface mining laws against the Debtors, the Reorganized Debtors or any other parties and incorporating any other provisions agreed upon by the Debtors and the Reorganized Debtors.
(c)     Consent Orders. The Reorganized Debtors and the Department shall negotiate in good faith such consent orders as the Department shall deem necessary or appropriate to embody the terms of the Reclamation Schedule and this Settlement Agreement.
7.    Limitations on Certain Transactions.
(a)    Asset Sales. With respect to all Material Asset Sales involving mining assets located in the State or Illinois Permits, the Reorganized Debtors

shall provide reasonable notice of, and consult with the Department regarding, the proposed Material Asset Sale.
(b)    No Dividends. Until the Reorganized Debtors have fulfilled their obligations to bond and fully fund reclamation, mitigation and water management and treatment in accordance with this Settlement Agreement, ANR, Inc., Alpha Natural Resource Holdings, Inc., and any other issuer of equity interests distributed to creditors under the Plan, other than the Purchaser or any of its subsidiaries, shall not make any distributions on account of any of their equity interests; provided, however, that nothing herein shall prohibit the Reorganized Debtors from making payments or otherwise satisfying their obligations pursuant to the Plan with respect to the Reorganized ANR Contingent Revenue Payment.
(c)    For the avoidance of doubt, nothing in Section 7(a) hereof shall: (i) limit or interfere with the Department's exercise of discretion with respect to any required regulatory approval; (ii) alter or affect the obligations of the Reorganized Debtors or any of their successors or assigns, as the case may be, to perform or complete reclamation of all of its or their respective permitted sites in accordance with the approved Reclamation Schedule, applicable consent decrees and this Settlement Agreement; or (iii) apply to the Sale Transaction.
8.    Releases.
(a)    The Department agrees that, as of the Effective Date:
(i)    (1) The Department shall and does hereby release the Debtors' shareholders, directors, officers, employees and agents from any claims, violations or conditions arising prior to the Effective Date; and (2) the Department shall not link any of the Debtors' shareholders, directors, officers, employees or agents to the Applicant/Violator System for any claims, violations or conditions arising prior to the Effective Date. The Parties agree that nothing in the foregoing shall (1) release or affect the liability of any of the Reorganized Debtors or their shareholders, directors, officers, employees, agents or other owners or controllers for any claims or Mining Law violations (including, but not limited to, liability for material damage to surface lands per 62 Ill. Admin. Code § 1817.121(c)(1), or to structures or facilities per 62 Ill. Admin. Code § 1817.121(c)(2)) with respect to the Retained Assets and the Illinois Permits first arising after the Effective Date (whether or not the conditions giving rise to such claims or violations arose prior to or after the Effective Date) (a "Post-Effective Date Violation"); or (2) prevent any of the Reorganized Debtors' shareholders, directors, officers, employees, agents and other owners and controllers of the Reorganized Debtors from being linked to the Applicant/Violator System on account of any Post-Effective Date Violation; provided, however, that the Department shall not take any action against any of the foregoing parties on account of any

Post-Effective Date Violation based solely on a failure to undertake reclamation obligations in a timely manner, where such reclamation obligations are being performed and satisfied in accordance with the terms of the approved Reclamation Schedule, applicable consent decrees or this Settlement Agreement.
(ii)    The Department shall and does hereby release the Purchaser all of its subsidiaries, the First Lien Lenders, the First Lien Agent, the DIP Lenders, the DIP Agent, any affiliate of any of the foregoing (including any entity that is or becomes an affiliate of the Purchaser as a result of the Sale Transaction), and their respective directors, officers, employees and agents from any claims, violations or conditions (1) arising prior to the Effective Date or (2) with respect to the Illinois Permits or the Retained Assets, in each case except to the extent that any or all of such entities or people after the Effective Date (x) are directors, officers, employees and agents of the Reorganized Debtors, or otherwise operate or own or control the Illinois Permits, the Retained Assets or the Reorganized Debtors after the Effective Date or (y) constitute or become an operator, or own or control an operator, of the Transferred Permits or any other permit. For avoidance of doubt, none of the (i) relationships between the Reorganized Debtors and the Purchaser based on the post-Effective Date temporary exchange of administrative and other similar ministerial services and temporary ministerial collaboration between the Reorganized Debtors and the Purchaser, in each case solely to the extent necessary to effectuate the Sale Transaction, (ii) funding obligations of the Purchaser arising under the Reclamation Funding Agreement, and (iii) the consummation of the Sale Transaction, shall be construed to classify or give any right to the Department to classify or assert the Purchaser or its subsidiaries or their respective shareholders, directors, officers or employees as an owner or controller of the Reorganized Debtors.
(b)    This Settlement Agreement shall be incorporated by reference into the Confirmation Order. To the extent this Settlement Agreement conflicts or is otherwise inconsistent with the terms of the Plan, the Settlement Agreement shall govern.
9.    Events of Default.
(a)    Each of the following shall constitute an Event of Default under this Settlement Agreement:
(i)    The failure of the Purchaser to timely make any payment in accordance with the Reclamation Funding Agreement within ten days after it is due in accordance with the terms of this Settlement Agreement;

(ii)    The failure of the Reorganized Debtors to timely contribute any amounts required to be contributed to the Restricted Cash Accounts in accordance with the Reclamation Funding Agreement within ten days after the contribution is due in accordance with the terms of this Settlement Agreement;
(iii)    The failure of the Reorganized Debtors to timely comply with their obligations in accordance with the approved Reclamation Schedule or any consent order with the Department;
(iv)    The Reorganized Debtors' actual expenditures from the Restricted Cash Accounts exceed their budgeted expenditures by the greater of 20% or $100,000 in the aggregate for any Quarterly Period; and
(v)    The Reorganized Debtors file a voluntary petition for relief under the Bankruptcy Code, or an involuntary petition is filed against the Reorganized Debtors that is not dismissed within 60 days.
(b)    If an Event of Default occurs, the Department may provide notice to the Reorganized Debtors and the Purchaser of such Event of Default (the "Notice of Default"). The Reorganized Debtors and the Purchaser shall have until the date that is 30 days from the date of their receipt of the Notice of Default (the "Cure Deadline") to cure any Event of Default arising pursuant to Section 9(a)(iii) hereof.
(c)    Upon the occurrence of an Event of Default and, with respect to any Event of Default arising pursuant to Section 9(a)(iii) hereof, its continuation until after the Cure Deadline, the Department may:
(i)    terminate this Settlement Agreement;
(ii)    deliver a notice of termination of the right to use cash in the Restricted Cash Accounts and require that such funds be delivered to the Department;
(iii)    draw down on any letter of credit or other collateral posted pursuant to this Settlement Agreement, including without limitation any funds in the Restricted Cash Accounts;
(iv)    revoke any or all of the Reorganized Debtors' permits in the State, including the Illinois Permits and forfeit the amount of any bonds therefor; and/or
(v)    take any other regulatory or enforcement action permitted by law.

(d)    The Department shall not be required upon the occurrence of an Event of Default to take any or all of the foregoing actions, and its failure to do so at any time shall not constitute a waiver on the part of the Department of any right to take any action upon the occurrence of any Event of Default.
(e)    The termination of this Settlement Agreement shall have no effect on the obligations of the Reorganized Debtors hereunder, the obligations of the Reorganized Debtors or the Purchaser under the Reclamation Funding Agreement, the obligations of the Reorganized Debtors to Fully Reclaim all of their permitted Mining Sites in accordance with the Illinois Permits and all applicable state and federal laws and otherwise comply with applicable state and federal laws, or any of the releases granted under this Settlement Agreement.
(f)    Without limiting any other provision of this Settlement Agreement, nothing in this Section 9 shall be deemed or construed to limit or otherwise affect the authority or ability of the Department to issue notices of violation or cessation orders, revoke any permit, forfeit any bond or take any other regulatory action against the Reorganized Debtors, the Purchaser or any other person or entity or in respect of any permits or mining sites in the State, whether before, during or after the occurrence of an Event of Default or in the absence of an Event of Default.
(g)    An Event of Default by the Reorganized Debtors of the type described in Section 9(a) (ii) through (v) shall not be construed to require the Purchaser to cure such defaults or otherwise make the Purchaser liable for such defaults. Similarly, an Event of Default by the Purchaser of the type described in Section 9(a)(i) hereof shall not be construed to require the Reorganized Debtors to cure such default or otherwise make the Reorganized Debtors liable for such default.
10.    Conditions to Effectiveness. The following shall be conditions to the effectiveness of this Settlement Agreement:
(a)    This Settlement Agreement, the Reclamation Funding Agreement and the Water Treatment Stipulation shall have been approved by the Bankruptcy Court pursuant to the order confirming the Plan;
(b)    The Plan, as it may be amended consistent with the terms of this Settlement Agreement, shall be confirmed on or before July 15, 2016;
(c)    The Confirmation Order shall include customary carve-outs from the release, discharge, injunction, exculpation and similar provisions of the Plan and Confirmation Order for governmental units; provided, however, that such carve-outs shall not limit any releases provided under this Settlement Agreement;
(d)    The Effective Date shall occur on or before July 31, 2016;

(e)    There shall be no material adverse changes to the terms of the settlements by and among the Debtors, the First Lien Lenders, the Second Lien Lenders and the Creditors' Committee, as filed with the Bankruptcy Court prior to May 25, 2016;
(f)    There shall be no material adverse changes to the terms of the solicitation version of the Plan filed on June 2, 2016; and
(g)    There shall be no material adverse changes to the business plan and projections of the Purchaser or the Reorganized Debtors filed with the Bankruptcy Court prior to May 25, 2016 or the business or operations of the Purchaser or the Reorganized Debtors, taken as a whole.
11.    Settlement Agreement and the Plan. In the event of a conflict between the terms of this Settlement Agreement and the Plan with respect to the terms hereof, this Settlement Agreement shall control.
12.    Covenants, Cooperation and Good Faith Efforts.
(a)    Reclamation Schedule and Budgets. The Reorganized Debtors and the Department agree to cooperate and work in good faith with each other with respect to the Reclamation Schedule and the Illinois Permits and to develop the Long-Term Budget and the Semi-Annual Budgets for the Illinois Permits such that reclamation, mitigation and water treatment work is sequenced and otherwise conducted in a manner that (a) protects the public health and safety, (b) complies with state and federal law and (c) properly manages the available financial resources to help ensure the cost-effective and timely completion of Full Reclamation and the release of all bonds associated with the Illinois Permits.
(b)    Use of Resources. The Reorganized Debtors and the Department agree to work in good faith with each other to ensure that the reclamation, mitigation and water treatment work with respect to the Illinois Permits is sequenced and otherwise conducted in a manner that maximizes the reclamation work that can be completed with the resources available.
(c)    Timely Reclamation. If the Reorganized Debtors are performing the reclamation, mitigation and water treatment obligations under the Illinois Permits in accordance with their time frames and the provisions of the approved Reclamation Schedule or applicable consent orders, the Department shall take no action to forfeit the reclamation bonds relating to the Illinois Permits or issue any notice of noncompliance or cessation order based solely on a failure to undertake reclamation in a timely manner. Other than as set forth above with respect to timely reclamation, the Department reserves all rights to take all enforcement actions consistent with applicable State and federal law.
13.    Incidental Permit Transfers and Phased Bond Releases.

(a)    Permit Transfers Incidental to Restructuring Transactions. The Plan contemplates that the Debtors will modify the corporate form of certain of the Debtors and establish one or more new ultimate parent entities of the Debtors (collectively, the "Restructuring Transactions"). To the extent the Restructuring Transactions may, as a technical matter, require updates or modifications of any Illinois Permits that constitute permit transfers under applicable law, the Reorganized Debtors and the Department agree to cooperate and work in good faith with each other to effectuate such updates, modifications or transfers upon the Reorganized Debtors' application therefor.
(b)    Phased Bond Releases. Upon submittal of appropriate replacement bonds to the Department, any corresponding reclamation bonds originally issued to the Debtors with respect to affected Illinois Permits will be released in accordance with the standard permit procedures under applicable State and federal law.
14.    Third Party Beneficiaries. The Parties acknowledge and agree that the Third Party Beneficiaries are intended to be and hereby are acknowledged to be the sole third party beneficiaries of this Settlement Agreement. The Parties acknowledge and agree that the Third Party Beneficiaries have no duty of performance under this Settlement Agreement to any Party. Notwithstanding anything to the contrary herein, subject to the occurrence of the Effective Date, all of the provisions of this Settlement Agreement expressly or impliedly inuring to the benefit of the Third Party Beneficiaries shall survive the expiration, termination or the supersession of this Settlement Agreement, in each case for any reason, and shall remain fully effective for the benefit of the Third Party Beneficiaries and fully enforceable by the Third Party Beneficiaries against each Party notwithstanding such expiration, termination or superseding cause. The Parties acknowledge and agree that, except as explicitly set forth in this Section, nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in, or on behalf of, any person other than the Parties hereto (and their affiliated persons and entities who are intended to be beneficiaries of the releases and settlements set forth herein).
15.    Successors and Assigns. The provisions of this Settlement Agreement shall be binding on the Parties and their successors and assigns, including any trustee appointed under the Bankruptcy Code and shall inure to the benefit of the Parties and their successors and assigns.
16.    Entire Agreement. This Settlement Agreement, together with all documents and other agreements referenced herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and there are no representations, understandings, or agreements relative hereto which are not fully expressed herein or therein.

17.    Governing Law. This Settlement Agreement shall be governed by and construed under the laws of the State without regard for the conflict of laws provisions thereof.
18.    Authority and Validity. Each Party otherwise represents, warrants and acknowledges, as of the Effective Date and, in the case of the Debtors, subject to approval by the Bankruptcy Court, that: (a) it has all the requisite authority (i) to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby, to which it is contemplated to be a party, (ii) to perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and (iii) to consummate the transactions contemplated herein and therein; (b) such Party's execution and delivery of, and performance under, this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action, and no other action or proceeding is necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein; (c) this Settlement Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this Settlement Agreement; and (d) the execution, delivery and performance by such Party (when such performance is due) of this Settlement Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.
19.    No Reliance. Each Party represents and warrants that in entering into this Settlement Agreement it is relying on its own judgment, belief and knowledge and, as applicable, on that of any attorney it has retained to represent it in this matter. In entering into this Settlement Agreement, no Party is relying on any representation or statement made by any other Party or any person representing such other Party.
20.    Modification or Amendment. This Settlement Agreement may be modified or amended only by written agreement executed by each of the Parties and, with regards to any provision impacting the First Lien Lenders or the First Lien Agent, the written consent of the First Lien Lenders or the First Lien Agent, as applicable.
21.    Further Assurances. From and after the Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Settlement Agreement and to consummate the transactions contemplated hereby and thereby.

22.    Construction. This Settlement Agreement has been drafted through a cooperative effort of all Parties, and none of the Parties shall be considered the drafter of this Settlement Agreement so as to give rise to any presumption of convention regarding construction of this document. All terms of this Settlement Agreement were negotiated at arms'-length, and this Settlement Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other. In the event of any inconsistency between the terms of this Settlement Agreement and the Plan, the terms of this Settlement Agreement shall govern.
23.    Headings. Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.
24.    Execution in Counterpart. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties to this Settlement Agreement may be transmitted by facsimile or by electronic mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.
25.    Severability. If any provision of this Settlement Agreement is determined to be prohibited or unenforceable, then such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates		ILLINOIS DEPARTMENT OF NATURAL RESOURCES
/s/ Mark M. Manno
By:	Mark M. Manno	By:
Its:	EVP, General Counsel, CPO & Secretary	Its:

CONTURA ENERGY, INC>

By:
Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:	By:
Its:	Its:

CONTURA ENERGY, INC>
/s/ John DeGroote
By:	John DeGroote
Its:	President and Secretary

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	ILLINOIS DEPARTMENT OF NATURAL RESOURCES
/s/ James Hafliger
By:	By:	James Hafliger
Its:	Its:	Office of Mines and Minerals Director

CONTURA ENERGY, INC>

By:
Its:

Exhibit 1

[Schedule of Illinois Permits]

SCHEDULE OF ILLINOIS PERMITS

COMPLEX	PERMIT NUMBER	PERMITTEE	MINE	STATUS
Wabash	39	WABASH MINE HOLDING COMPANY	IL-DNR General Mine Permit	Reclaim Only
Wabash	276	WABASH MINE HOLDING COMPANY	IL-DNR Refuse Area	Reclaim Only
Wabash	290	WABASH MINE HOLDING COMPANY	IL-DNR Shaft 5	Reclaim Only
Wabash	158	WABASH MINE HOLDING COMPANY	IL-DNR Rokdust Site	Reclaim Only
Wabash	Prospect	WABASH MINE HOLDING COMPANY		Reclaim Only
Wabash	298	WABASH MINE HOLDING COMPANY	IL-DNR Rockdust Site	Reclaim Only

Exhibit 2

[Reclamation Funding Agreement]

RECLAMATION FUNDING AGREEMENT
THIS AGREEMENT (as it may be amended or modified from time to time, this "Reclamation Funding Agreement") is made and entered into as of July 12, 2016, by and among: Alpha Natural Resources, Inc. ("ANR"), on behalf of itself and its debtor-affiliates (collectively with ANR, the "Debtors" or, when used in reference to such Debtors on or after the Effective Date (as defined herein), the "Reorganized Debtors"); Contura Energy, Inc. (the "Purchaser"); the Illinois Department of Natural Resources; the Kentucky Energy and Environment Cabinet, Department for Natural Resources; the United States Department of the Interior, Office of Surface Mining, Reclamation and Enforcement, in its capacity as the regulatory authority over surface mining operations in the State of Tennessee ("OSMRE"); the Virginia Department of Mines, Minerals and Energy; and the West Virginia Department of Environmental Protection (collectively, the "Regulatory Authorities" and, together with the Debtors and the Purchaser, the "Parties").
WHEREAS, on August 3, 2015 (the "Petition Date"), the Debtors each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court"), which cases are being jointly administered under case number 15-33896 (KRH) (collectively, the "Chapter 11 Cases");
WHEREAS, on May 25, 2016, the Debtors filed the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession in the Chapter 11 Cases (as it may be modified, supplemented or amended, the "Plan"), the solicitation version of which is attached as Exhibit A to the Notice of Filing of Solicitation Versions of (A) Second Amended Joint Plan of Reorganization and (B) Related Second Amended Disclosure Statement (Docket No. 2594);
WHEREAS, the Regulatory Authorities have issued certain permits (collectively, the "Permits") to the Debtors in connection with the Debtors' operation and reclamation of certain mines and facilities within their respective states or commonwealths (collectively, the "States");
WHEREAS, the Debtors entered into a transaction (the "Sale Transaction") pursuant to that certain Asset Purchase Agreement (including all schedules and exhibits associated therewith), with the Purchaser and attached as Exhibit I.A.250 to the Plan to be entered into on or prior to the Effective Date providing for (a) the sale of certain of the Debtors' assets to the Purchaser, (b) the assumption of certain of the Debtors' liabilities by the Purchaser (c) the transfer of certain of the Permits (collectively, the "Transferred Permits") to the Purchaser and (d) certain transactions necessary to effectuate the foregoing;
WHEREAS, the Debtors intend that the Reorganized Debtors will retain substantially all of the Debtors' assets that are not sold pursuant to the Sale Transaction (collectively, the "Retained Assets");
WHEREAS, a primary purpose of the Reorganized Debtors will be to hold and satisfy their obligations under the Permits associated with the Retained Assets (collectively, the "Retained Permits") and to complete all reclamation requirements of the Permits associated with the Retained Assets including the management of reclamation activities at certain sites with only reclamation activities to be completed (collectively, the "Reclaim-Only Sites");
WHEREAS, attached hereto as Exhibit 1 is a schedule identifying each of the Retained Permits associated with a Reclaim-Only Site by State;
WHEREAS, contemporaneously herewith the Debtors and the Purchaser together have entered into separate settlement agreements (collectively, the "State Settlement Agreements") with each of the Regulatory Authorities to define the terms and framework for accomplishing mine land reclamation and associated environmental restoration and water treatment (including long term water treatment) in their respective States in accordance with the Surface Mining Control and Reclamation Act of 1977, as amended, 30 U.S.C. §§ 1201, et seq. ("SMCRA"), its state analogues and other applicable mining and environmental related statutes and regulations (collectively with SMCRA, the "Mining Laws") on Mining Complexes operated under Permits previously issued to ANR and its subsidiaries;
WHEREAS, contemporaneously herewith the Debtors, the Purchaser and Citicorp North America, Inc. (the "First Lien Agent") have entered into that certain Stipulation Regarding Water Treatment Obligations (the "Water Treatment Stipulation") with the Environmental Protection Agency ("EPA") to define the framework and funding for the fulfillment of the Reorganized Debtors' and the Purchaser's obligations under the EPA Consent Decree (as defined in the Water Treatment Stipulation) and the Reorganized Debtors' other water treatment obligations;
WHEREAS, the Parties desire to enter into this Reclamation Funding Agreement to provide certain funding for the reclamation, mitigation and water treatment (including long-term water treatment) and management work to be done on the Reclaim-Only Sites; and
WHEREAS, the terms of this Reclamation Funding Agreement are incorporated into the Plan, and the Parties intend that this Reclamation Funding Agreement and the related State Settlement Agreements shall be subject to approval by the Bankruptcy Court in connection with confirmation of the Plan;
NOW THEREFORE, in consideration of the foregoing, the execution by each of the Regulatory Authorities of their respective State Settlement Agreements and of the mutual covenants hereinafter set forth, the Parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed them in the Plan. In addition to the terms defined above, the following terms have the following meanings herein:
(a)    "Effective Date" means the date upon which the Plan shall become effective in accordance with its terms.
(b)    "Free Cash Flow" means cash generated by the Reorganized Debtors in an amount equal to earnings before taxes, multiplied by an amount equal to one minus the tax rate applicable to the Reorganized Debtors, plus an add-back of all depreciation and amortization expenses, plus or minus, as applicable, any decrease or increase to the Reorganized Debtors' net working capital, minus capital expenditures, measured for any Quarterly Period.
(c)    "Funding Threshold Amount" means the funded amount of a State's Restricted Cash Reclamation Account that is equal to 125% of the remaining Total Cost of Reclamation in that State.
(d)    "Fully Reclaim," "Fully Reclaimed" or "Full Reclamation" means, as to any or all Retained Permits, the completion of reclamation, as provided for by the applicable Mining Laws.
(e)    "Restricted Cash Reclamation Accounts" means a separate interest bearing segregated deposit account for each of the Regulatory Authorities established pursuant to the applicable State Settlement Agreement in which account such Regulatory Authority shall hold a first priority security interest, perfected by "control" under the applicable Uniform Commercial Code.
(f)    "Total Cost of Reclamation" means the estimate of the total cost of reclamation, mitigation, the calculated net present value of the cost of water treatment for the period of time specified by the Regulatory Authority’s standards for long-term water treatment and management associated with the Reorganized Debtors' mining operations. For the avoidance of doubt, the Reorganized Debtors' proposed Total Cost of Reclamation for Retained Permits in each State shall be reviewed by each applicable Regulatory Authority for completeness and reasonableness of approach.
2.    Funding of the Restricted Cash Reclamation Accounts by the Purchaser.
(a)    Periodic Payments. In accordance with the allocations determined pursuant to Section 5 hereof, the Purchaser shall pay the aggregate amount of $50,000,000 into the various Restricted Cash Reclamation Accounts as follows:
(i)    $8,000,000 immediately upon the Effective Date;
(ii)    $10,000,000 on the anniversary of the Effective Date in each of 2017, 2018, and 2019; and
(iii)    $12,000,000 on the anniversary of the Effective Date in 2020.
(b)    Contingent Payment Obligation. In addition to the amounts paid pursuant to Section 2(a) hereof, and in accordance with the allocations set forth in Section 5 hereof, the Purchaser shall pay up to an aggregate amount of $50,000,000 (the "Contingent Payment Obligation Cap") into the various Restricted Cash Reclamation Accounts as a contingent payment obligation from 2021 through 2025 (the "Contingent Payment Obligation").

(i)    The Purchaser shall make Contingent Payment Obligation contributions into the Restricted Cash Reclamation Accounts up to the Contingent Payment Obligation Cap only in the following circumstances:
(1)    If and to the extent that the Reorganized Debtors do not contribute $50,000,000 of Free Cash Flow into the Restricted Cash Reclamation Accounts through December 31, 2020 as set forth in Section 4(b) hereof; and
(2)    If the Reorganized Debtors make any Reorganized ANR Contingent Revenue Payment (as such term is defined in the Plan) that reduces the amount of Free Cash Flow that the Reorganized Debtors otherwise would have contributed to the Restricted Cash Reclamation Accounts had they not made such Reorganized ANR Contingent Revenue Payment, then a Contingent Payment Obligation will be payable in the amount of the difference between (A) the amount of Free Cash Flow that the Reorganized Debtors would have contributed to the Restricted Cash Reclamation Accounts had they not made such Reorganized ANR Contingent Revenue Payment and (B) the amount of Free Cash Flow actually contributed.
(ii)    For the avoidance of doubt, the Purchaser's obligations under Section 2(b)(i) hereof shall be cumulative up to the amount of the Contingent Payment Obligation Cap.
(iii)    The Purchaser shall make any Contingent Payment Obligation contributions up to the Contingent Payment Obligation Cap according to the following schedule, solely to the extent due and payable as of the applicable payment date in accordance with Section 2(b)(i) hereof:
(1)    $10,000,000 on the anniversary of the Effective Date in each of 2021, 2022, 2023 and 2024; and
(2)    The difference between any Contingent Payment Obligation contributions made and the Contingent Payment Obligation Cap on the anniversary of the Effective Date in 2025.
(c)    Parent Guaranty. The Purchaser's obligations under this Section 2 shall be guaranteed by its parent, if any.
3.    Limitations on Certain Transactions by the Purchaser. The Purchaser agrees that, for five years after the Effective Date, it will not sell all or substantially all of its assets unless either:
(a)    the purchaser(s) of such assets agree(s) to assume the liabilities of the Purchaser under this Reclamation Funding Agreement; or

(b)    such liabilities are otherwise satisfied or funded.
4.    Funding of the Restricted Cash Reclamation
Accounts by the Reorganized Debtors.
(a)    Periodic Payments.
(i)    In accordance with the allocations determined in accordance with Section 5 hereof, the Reorganized Debtors shall pay and deposit the aggregate amount of $109,000,000 into the various Restricted Cash Reclamation Accounts through 2025.
(ii)     Such payments shall be made in the following aggregate amounts: $5,000,000 in 2016, $10,000,000 in each of 2017 and 2018 and $12,000,000 in each year from 2019 through 2025.
(iii)    All such payments shall be made in equal monthly installments in the year in which they are due. The Reorganized Debtors shall make the first payment on or before August 31, 2016 and the remaining payments on or before the last day of each subsequent month through December 2025.
(b)    Excess Cash Flow Payments.
(i)    In addition to the amounts to be paid pursuant to Section 4(a) above, and in accordance with the allocations determined pursuant to Section 5 hereof, the Reorganized Debtors shall pay and deposit 50% of the Free Cash Flow that they generate into the Restricted Cash Reclamation Accounts. Such payments are over and above the amounts required to be paid in Section 4(a) above.
(ii)    Such payments of Free Cash Flow shall be made with respect to each State until either: (1) all Reclaim-Only sites have been Fully Reclaimed and any long-term water treatment or water management obligations in such State are fully funded and have been covered by a method approved by the regulator for the applicable State (such as a long-term water treatment trust); or (2) the Funding Threshold Amount has been reached with respect to each State, it being understood that once the Funding Threshold Amount for a State has been reached, (A) the Free Cash Flow contribution obligation to the Restricted Cash Reclamation Account for the applicable State shall be reduced to an amount necessary to maintain such Funding Threshold Amount, until such time as all Reclaim-Only Sites have been Fully Reclaimed and (B) the remaining portion of the Free Cash Flow contribution shall be deposited into the Restricted Cash Reclamation Accounts of the remaining States in accordance with the allocations determined pursuant to Section 5 hereof, as adjusted.

(iii)    The Free Cash Flow contributions required under this Section shall be paid within 30 days after each calendar quarter end, subject to reconciliation on an annual basis.
(c)    Surety Collateral Returns.
(i)    Any collateral returned or received by the Reorganized Debtors from or with respect to any surety bond issuer that has issued bonds in only one State will be paid into the Restricted Cash Reclamation Account of that State or otherwise dealt with in accordance with any applicable agreement among the Reorganized Debtors and such State.
(ii)    To the extent any collateral returned or received by the Reorganized Debtors from or with respect to any surety bond issuer whose bonds relate to permits in multiple States, such collateral shall be contributed to the Restricted Cash Reclamation Accounts for the applicable States: (1) in proportion to the dollar amounts of the bonds versus the amount of the collateral until the amount for any such State exceeds its Funding Threshold Amount; and (2) then to the other States in accordance with the allocations set forth in Section 5 hereof, as adjusted.
(d)    In the event of a merger or sale of all or substantially all of the assets of the Reorganized Debtors, then all of the Reorganized Debtors' obligations under Sections 4(a) above and 6(c) below shall either (i) be accelerated and paid in full on a net present value basis into the applicable Restricted Cash Reclamation Accounts or (ii) be assumed by the purchaser or surviving entity, before or at the closing of such transaction; provided, however, that the Restructuring Transactions, including, without limitation, the NewCo Asset Sale, shall not be deemed to be mergers or sales within the meaning of this Section 4(d). For the avoidance of doubt, nothing in this Section 4(d) shall:
(i)    limit or interfere with any Regulatory Authority's exercise of discretion with respect to approving any permit transfer or other required regulatory approval; or
(ii)    alter or affect the obligations of the Reorganized Debtors or any of their successors or assigns, as the case may be, to perform or complete reclamation, mitigation and water treatment of all of its or their respective permitted sites in accordance with any applicable law, consent decree or other agreement.
5.    Allocation of Periodic Contributions.
(a)    Periodic contributions required under Sections 2 and 4 (collectively, the "Periodic Contributions") shall be allocated to the applicable States as set forth in this Section 5.

(b)    For the years 2016 through 2018, the Periodic Contributions shall be allocated among the various Restricted Cash Reclamation Accounts based upon the Debtors' current relative asset retirement obligations in each State, as follows: 83% for West Virginia; 11.25% for Kentucky; 4% for Virginia; 1% for Illinois; and 0.75% for Tennessee.
(c)    Within 90 days of the Effective Date, the Reorganized Debtors shall begin an evaluation of all of their Permits and shall develop a Total Cost of Reclamation for each State. Such evaluation may be the same as any asset retirement obligation analysis previously undertaken by the Debtors. A preliminary Total Cost of Reclamation for each State shall be developed by July 1, 2017 and provided to each of the States at that time for their review and comment. A final Total Cost of Reclamation shall be provided to each of the States for their review and comment by July 1, 2018.
(d)    The allocation of Periodic Contributions to the Restricted Cash Reclamation Accounts shall be reassessed and adjusted bi-annually beginning on January 1, 2019 based upon the Total Cost of Reclamation in each of the States as of July 1, 2018, and the Periodic Contributions required under Sections 2 and 4 shall be made to the various Restricted Cash Reclamation Accounts in accordance with such adjusted allocations.
(e)    In the event that the Regulatory Authorities are unable to agree on adjusted allocations based upon the Total Cost of Reclamation, the allocations in Section 5(b) above shall continue to apply.
(f)    With respect to Tennessee, once the Reclamation Trust (as defined in the State Settlement Agreement for Tennessee) is established, any funds in Tennessee’s Restricted Cash Reclamation Account, as well as future periodic contributions to such account, shall be paid into the Reclamation Trust.
6.    Funding of the Reorganized Debtors' Water Treatment Obligations Pursuant to the Water Treatment Stipulation
(a)    Pursuant to the Water Treatment Stipulation, the Reorganized Debtors will provide EPA and the Regulatory Authorities for the States in which their water treatment occurs (i) an annual summary of the expenditures on their water treatment for the previous year, (ii) an explanation of any material deviance (greater than 20%) in such expenditures from the prior year and (iii) a certification of a senior executive officer that an amount sufficient to cover the water treatment costs expected to occur in the following year has been included in the budget for that year. In addition, the Reorganized Debtors will provide EPA with copies of any budgets delivered to the Regulatory Authorities in accordance with the terms of the State Settlement Agreements.
(b)    The First Lien Lender Contribution

(i)    Pursuant to the Water Treatment Stipulation, on the Effective Date, the Reorganized Debtors, with the consent of the First Lien Lenders, shall pay from the First Lien Lenders' collateral an additional $5 million to support the Reorganized Debtors' compliance with their water treatment obligations (the "First Lien Lender Contribution").
(ii)    The First Lien Lender Contribution will be allocated equally among the States to be used for water treatment and other approved projects to improve water quality.
(iii)    On or prior to the Effective Date, the Reorganized Debtors shall create either of the following accounts (in either case, a "Water Treatment Restricted Cash Account") with respect to each State to receive such State's share of the First Lien Lender Contribution: (1) a segregated subaccount within the each State's Restricted Cash Reclamation Account (as defined in the applicable State Settlement Agreement); or (2) a separate segregated restricted cash account. With respect to Tennessee, once the Water Treatment Trust (as defined in the State Settlement Agreement for Tennessee) is established, any funds in Tennessee’s Water Treatment Restricted Cash Account, as well as future periodic contributions to such account, shall be placed into the Tennessee Water Treatment Trust until the trust is fully funded as determined by OSMRE.
(c)    The Reorganized Debtor Contribution
(i)    Pursuant to the Water Treatment Stipulation, the Reorganized Debtors shall contribute $15 million into the Water Treatment Restricted Cash Accounts from 2017 through 2023 (the "Reorganized Debtor Contribution") to fund compliance with their water treatment obligations, including their obligations under the EPA Consent Decree.
(ii)    The Reorganized Debtor Contribution shall be paid in the following annual total amounts in equal quarterly installments on the first day of each calendar quarter beginning on July 1, 2017:

Year	Payment Dates	Aggregate Annual Payment Amount
2017	July 1, October 1	$1,000,000
2018	January1, April 1, July 1, October 1	$1,500,000
2019	January1, April 1, July 1, October 1	$2,500,000
2020	January1, April 1, July 1, October 1	$2,500,000
2021	January1, April 1, July 1, October 1	$2,500,000
2022	January1, April 1, July 1, October 1	$2,500,000
2023	January1, April 1, July 1, October 1	$2,500,000
Total		$15,000,000

(iii)    The Reorganized Debtor Contribution for 2017 shall be divided equally among the States. Thereafter, (x) the Reorganized Debtors shall provide 20% of the Aggregate Annual Payment Amount to the Tennessee Water Treatment Trust (as defined in the Water Treatment Stipulation) until such requirement is terminated pursuant to subparagraph (iv) below and (y) the remainder of the annual Reorganized Debtor Contribution shall be divided among the other States according to the percentage of actual expenditures on water treatment in each State; provided that, each State shall receive a minimum of at least $25,000 each year. The Reorganized Debtors will track their spending on water treatment in each State and submit a report to the applicable Regulatory Authority and EPA by September 30 of each year detailing such expenditures for the period from July 1 to June 30 of the previous year.
(iv)    Once the Tennessee Water Treatment Trust has been fully funded in accordance with its terms, subsequent Reorganized Debtor Contribution amounts shall be allocated among the other States in accordance with Section 6(c)(iii)(y) hereof.
(d)    (d) The Reorganized Debtors will cooperate and work in good faith with each Regulatory Authority to develop the minimum balance (the "Minimum Balance") that will be maintained in the Water Treatment Restricted Cash Account for that State. The Minimum Balance may be adjusted by agreement between the Reorganized Debtors and the applicable Regulatory Authority on an annual basis; provided that, nothing herein requires the Reorganized Debtors to designate more than $1,000,000 as the aggregate amount of Minimum Balances among the Water Treatment Restricted Cash Accounts in 2016. The Reorganized Debtors shall provide EPA with a copy of the written agreement that establishes the Minimum Balance for each State.
(e)    Funds in the Water Treatment Restricted Cash Accounts that are in excess of the Minimum Balance established for that account may be utilized to pay for water treatment expenses, water treatment system installations and reclamation activities that benefit water quality. The use of funds for water treatment expenses, including, without limitation, funds expended on chemicals, utilities, pond cleaning and maintenance of structures and systems, shall be included in the Semi-Annual Budget (as defined in the State Settlement Agreements) provided to the Regulatory Authority and EPA but shall not require the prior approval of the applicable Regulatory Agency or EPA. Any use of funds to install water treatment systems or to conduct reclamation activities that will benefit water quality shall be subject to the budgeting and approval provisions of the State Settlement Agreements. EPA and the applicable Regulatory Authority shall have the right to audit all expenditures from the Water Treatment Restricted Cash Accounts.
(f)    For the avoidance of doubt, the funding to be provided to the Water Treatment Restricted Cash Accounts pursuant to the Water Treatment Stipulation or to the Restricted Cash Reclamation Accounts pursuant to this Reclamation Funding Agreement shall be used solely to fund the Reorganized Debtors' obligations thereunder and shall not be used to assist or subsidize the Purchaser's compliance.
7.    Conditions to Effectiveness. The following shall be conditions to the effectiveness of this Reclamation Funding Agreement:
(a)    The Debtors and the Purchaser shall have executed a State Settlement Agreement with the applicable Regulatory Authority with respect to each State;
(b)    This Reclamation Funding Agreement, the Water Treatment Stipulation and the State Settlement Agreements shall have been approved by the Bankruptcy Court pursuant to the order confirming the Plan;
(c)    The Plan, as it may be amended consistent with the terms of this Reclamation Funding Agreement and the State Settlement Agreements, shall be confirmed on or before July 15, 2016;
(d)    The Effective Date shall occur on or before July 31, 2016;
(e)    There shall be no material adverse changes to the terms of the settlements by and among the Debtors, the First-Lien Lenders, the Second-Lien Lenders and the Unsecured Creditors Committee as filed with the Bankruptcy Court prior to May 25, 2016;
(f)    There shall be no material adverse changes to the terms of the solicitation version of the Plan filed on June 2, 2016; and
(g)    There shall be no material adverse changes to the business plan and projections of the Purchaser or the Reorganized Debtors filed with the Bankruptcy Court prior to May 25, 2016 or the business or operations of the Purchaser or the Reorganized Debtors, taken as a whole.
8.    Reclamation Funding Agreement and the Plan. In the event of a conflict between the terms of this Reclamation Funding Agreement and the Plan, this Reclamation Funding Agreement shall control.
9.    Covenants, Cooperation and Good Faith Efforts. The Parties agree to cooperate and work in good faith with each other to obtain a consensus as to the Total Cost of Reclamation and the allocation of Periodic Contributions as set forth in Section 5 hereof.
10.    Successors and Assigns. The provisions of this Reclamation Funding Agreement shall be binding on the Parties and their successors and assigns, including any trustee appointed under the Bankruptcy Code, and shall inure to the benefit of the Parties and their successors and assigns.
11.    Entire Agreement. This Reclamation Funding Agreement, together with the State Settlement Agreements with respect to each State, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and there are no representations, understandings, or agreements relative hereto which are not fully expressed herein.
12.    Authority and Validity. Each non-governmental Party otherwise represents, warrants and acknowledges represents, warrants and acknowledges, as of the Effective Date and, in the case of the Debtors, subject to approval by the Bankruptcy Court, that: (a) it has all the requisite authority (i) to execute and deliver this Reclamation Funding Agreement, and the other documents and instruments contemplated hereby, to which it is contemplated to be a party, (ii) to perform its obligations under this Reclamation Funding Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and (iii) to consummate the transactions contemplated herein and therein; (b) the execution, delivery and performance by it of this Reclamation Funding Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action, and no other action or proceeding is necessary to authorize and approve this Reclamation Funding Agreement or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein; (c) this Reclamation Funding Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this Reclamation Funding Agreement; and (d) the execution, delivery and performance by it (when such performance is due) of this Reclamation Funding Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party. With respect to the Regulatory Authorities, the undersigned represents and warrants that he/she has authority to enter into this Reclamation Funding Agreement.
13.    No Reliance. Each Party represents and warrants that in entering into this Reclamation Funding Agreement it is relying on its own judgment, belief and knowledge and, as applicable, on that of any attorney it has retained to represent it in this matter. In entering into this Reclamation Funding Agreement, no Party is relying on any representation or statement made by any other Party or any person representing such other Party.
14.    Modification or Amendment. This Reclamation Funding Agreement may be modified or amended only by written agreement executed by each of the Parties.
15.    Further Assurances. From and after the Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Reclamation Funding Agreement, and to consummate the transactions contemplated hereby and thereby.
16.    Construction. This Reclamation Funding Agreement has been drafted through a cooperative effort of all Parties, and none of the Parties shall be considered the drafter of this

Reclamation Funding Agreement so as to give rise to any presumption of convention regarding construction of this document. All terms of this Reclamation Funding Agreement were negotiated at arms'-length, and this Reclamation Funding Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other.

17.
Headings. Titles and headings in this Reclamation Funding Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Reclamation Funding Agreement.

18.
Execution in Counterpart. This Reclamation Funding Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties to this Reclamation Funding Agreement may be transmitted by facsimile or by electronic mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

19.
Severability. If any provision of this Reclamation Funding Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

(Remainder of Page Intentionally Blank; Signatures to Follow)

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By:	By:
Its:	Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By:	By:
Its:	Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION		VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY
/S/ Kristin A. Boggs
By:	Kristin A. Boggs	By:
Its:	General Counsel	Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:
Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By:	By:
Its:	Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By:	By:
Its:	Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By:	By:
Its:	Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES
/s James Hafliger
By:	James Hafliger
Its:	Office of Mines and Minerals Director

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES
/s/ Allen Guttrell
By:	By:	Allen Guttrell
Its:	Its:	Commissioner

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By:	By:
Its:	Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By:	By:
Its:	Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:
Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By:	By:
Its:	Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT
/s/ Joseph G. Pizarchik
By:	By:	Joseph G. Pizarchik
Its:	Its:	Director

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY

By:	By:
Its:	Its:

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:
Its:

IN WITNESS WHEREOF, the Parties hereto have executed this Reclamation Funding Agreement as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its debtor-affiliates	KENTUCKY ENERGY AND ENVIRONMENT CABINET, DEPARTMENT FOR NATURAL RESOURCES

By:	By:
Its:	Its:

CONTURA ENERGY, INC.	OFFICE OF SURFACE MINING, RECLAMATION AND ENFORCEMENT

By:	By:
Its:	Its:

WEST VIRGINIA DEPARTMENT OF ENVIRONMENTAL PROTECTION	VIRGINIA DEPARTMENT OF MINES, MINERALS AND ENERGY
/s/ John W. Warren
By:	By:	John W. Warren
Its:	Its:	Director

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:
Its:

Exhibit 1

[Schedule of Retained Permits]

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	S501596	BANDMILL COAL CORPORATION	WV
Bandmill	S502393	BANDMILL COAL CORPORATION	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S500194	HIGHLAND MINING COMPANY	WV
Bandmill	S500201	HIGHLAND MINING COMPANY	WV
Bandmill	S501796	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV
Bandmill	S505389	HIGHLAND MINING COMPANY	WV
Bandmill	S505489	HIGHLAND MINING COMPANY	WV
Bandmill	WV1016938	HIGHLAND MINING COMPANY	WV
Bandmill	S504189	HIGHLAND MINING COMPANY	WV
Bandmill	O3785	TRACE CREEK COAL COMPANY	WV
Bandmill	O3785	TRACE CREEK COAL COMPANY	WV
Bandmill	O504286	TRACE CREEK COAL COMPANY	WV
Bandmill	O504691	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	O5382	TRACE CREEK COAL COMPANY	WV
Bandmill	S504186	TRACE CREEK COAL COMPANY	WV
Bandmill	S506288	TRACE CREEK COAL COMPANY	WV
Bandmill	S505389	ALEX ENERGY, INC.	WV
Bandmill	D001982	ARACOMA COAL COMPANY, INC.	WV
Bandmill	U500500	ARACOMA COAL COMPANY, INC.	WV
Bandmill	H071200	BANDMILL COAL CORPORATION	WV
Bandmill	O005082	BANDMILL COAL CORPORATION	WV
Bandmill	S502100	BANDMILL COAL CORPORATION	WV
Bandmill	S502100	BANDMILL COAL CORPORATION	WV
Bandmill	S501596	BANDMILL COAL CORPORATION	WV
Bandmill	U021383	BANDMILL COAL CORPORATION	WV
Bandmill	O501104	HIGHLAND MINING COMPANY	WV
Bandmill	P501114	HIGHLAND MINING COMPANY	WV
Bandmill	S000580	HIGHLAND MINING COMPANY	WV
Bandmill	S500194	HIGHLAND MINING COMPANY	WV
Bandmill	S500201	HIGHLAND MINING COMPANY	WV
Bandmill	S501796	HIGHLAND MINING COMPANY	WV
Bandmill	S503096	HIGHLAND MINING COMPANY	WV

1

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Bandmill	S503408	HIGHLAND MINING COMPANY	WV
Bandmill	S504189	HIGHLAND MINING COMPANY	WV
Bandmill	S508486	HIGHLAND MINING COMPANY	WV
Bandmill	U009283	RUM CREEK COAL SALES, INC.	WV
Bandmill	S500104	RUM CREEK COAL SALES, INC.	WV
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U501391	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503897	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O002685	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O500788	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O502386	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	O504191	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	505088	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S401395	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S504988	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U500498	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U500590	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503592	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U503792	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	U504491	COBRA NATURAL RESOURCES, LLC	WV
Bens Creek – Black Bear	S400400	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S501307	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S502099	PREMIUM ENERGY, LLC	WV
Bens Creek – Black Bear	S501608	PREMIUM ENERGY, LLC	WV
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	WV
Cucumber	U401694	BROOKS RUN MINING COMPANY, LLC	WV
Cucumber	U007584	RIVERSIDE ENERGY COMPANY, LLC	WV
Cucumber	U402387	RIVERSIDE ENERGY COMPANY, LLC	WV
Delbarton	P502112	DELBARTON MINING COMPANY	WV
Elk Run	O506086	EAGLE ENERGY INC.	WV
Elk Run	O004383	EAGLE ENERGY INC.	WV
Elk Run	Prospect	ELK RUN COAL COMPANY, INC.	WV
Elk Run	U066300	ELK RUN COAL COMPANY, INC.	WV
Elk Run	P502213	PERFORMANCE COAL COMPANY	WV
Elk Run	P300114	PERFORMANCE COAL COMPANY	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H052900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H056200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U062000	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	O200301	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	O200787	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S102690	BROOKS RUN MINING COMPANY, LLC	WV

2

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Erbacon	S200205	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200401	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200493	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200593	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200609	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P052600	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P201414	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P202014	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	R062000	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S007185	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U051600	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U102691	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201000	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201005	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201105	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201400	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201689	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U202100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	UO35900	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D000782	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D011082	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	I048200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	P203507	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S200310	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	S200487	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U051200	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U201498	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U307186	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D004781	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	H047100	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U101991	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	U200105	BROOKS RUN MINING COMPANY, LLC	WV
Erbacon	D011382	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	R067300	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100798	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	O100898	KINGWOOD MINING COMPANY, LLC	WV
Erbacon	U100893	KINGWOOD MINING COMPANY, LLC	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	S301299	ALEX ENERGY, INC.	WV

3

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	U301799	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	S301299	ALEX ENERGY, INC.	WV
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	S301100	INDEPENDENCE COAL COMPANY, INC.	WV
Goals	U301406	MARFORK COAL COMPANY, INC.	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	P064200	GREEN VALLEY COAL COMPANY	WV
Green Valley	U005985	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	R067100	GREEN VALLEY COAL COMPANY	WV
Green Valley	U306686	GREEN VALLEY COAL COMPANY	WV
Green Valley	H035600	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O001083	GREEN VALLEY COAL COMPANY	WV
Green Valley	O008683	GREEN VALLEY COAL COMPANY	WV
Green Valley	O008683	GREEN VALLEY COAL COMPANY	WV
Green Valley	R069000	GREEN VALLEY COAL COMPANY	WV
Green Valley	R070700	GREEN VALLEY COAL COMPANY	WV
Green Valley	R070700	GREEN VALLEY COAL COMPANY	WV
Green Valley	U005985	GREEN VALLEY COAL COMPANY	WV
Green Valley	U300409	GREEN VALLEY COAL COMPANY	WV
Green Valley	U302912	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	O015583	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U014882	GREEN VALLEY COAL COMPANY	WV
Green Valley	U301407	GREEN VALLEY COAL COMPANY	WV
Inman Admiral	D010182	BLACK CASTLE MINING COMPANY	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S507586	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S601189	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S602688	ELK RUN COAL COMPANY, INC.	WV
Inman Admiral	S501400	INDEPENDENCE COAL COMPANY, INC.	WV
Inman Admiral	O509588	OMAR MINING COMPANY	WV
Inman Admiral	S007076	OMAR MINING COMPANY	WV

4

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Inman Admiral	U040300	OMAR MINING COMPANY	WV
Kepler	R063000	DUCHESS COAL COMPANY	WV
Kepler	D006982	BIG BEAR MINING COMPANY	WV
Kepler	O010783	BIG BEAR MINING COMPANY	WV
Kepler	O017483	BIG BEAR MINING COMPANY	WV
Kepler	U058900	BIG BEAR MINING COMPANY	WV
Kepler	O005983	HERNDON PROCESSING COMPANY, LLC	WV
Kepler	O007882	HERNDON PROCESSING COPANY, LLC	WV
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WV
Kepler	S400300	PAYNTER BRANCH MINING, INC.	WV
Kepler	S400896	PAYNTER BRANCH MINING, INC.	WV
Kepler	S401298	PAYNTER BRANCH MINING, INC.	WV
Kepler	U503496	PIONEER MINING, INC.	WV
Kepler	U503596	PIONEER MINING, INC.	WV
Kepler	NPDES WV 1012207	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U047100	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U402195	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400196	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400295	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400595	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400695	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400697	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U400901	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401100	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401300	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401497	RIVERSIDE ENERGY COMPANY, LLC	WV
Kepler	U401200	RIVERSIDE ENERGY COMPANY, LLC	WV
Kingston	P300115	KINGSTON MINING, INC.	WV
Kingston		KINGSTON MINING, INC.	WV
Kingston	P301012	KINGSTON RESOURCES, INC.	WV
Kingston	P301413	KINGSTON RESOURCES,INC.	WV
Kingston	Prospect No. 9	KINGSTON RESOURCES, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501887	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	O501992	OMAR MINING COMPANY	WV
Liberty	U002685	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	O501106	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	S503097	INDEPENDENCE COAL COMPANY, INC.	WV

5

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501298	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500594	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U500694	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U501398	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U507991	INDEPENDENCE COAL COMPANY, INC.	WV
Liberty	U502191	OMAR MINING COMPANY	WV
Liberty	U501892	OMAR MINING COMPANY	WV
Litwar	P402708	BROOKS RUN MINING COMPANY, LLC	WV
Litwar	O011783	LITWAR PROCESSIG COMPANY, LLC	WV
Litwar	O007583	LITWAR PROCESSING COMPANY, LLC	WV
Litwar	P300514	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	U400102	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	O014483	RIVERSIDE ENERGY COMPANY, LLC	WV
Litwar	O014883	RIVERSIDE ENERGY COMPANY, LLC	WV
Mammoth	P302013	ALEX ENERGY, INC.	WV
Mammoth	P303212	ALEX ENERGY, INC.	WV
Mammoth	P304412	ALEX ENERGY, INC.	WV
Mammoth	S004577	JACKS BRANCH COAL COMPANY	WV
Mammoth	S007085	JACKS BRANCH COAL COMPANY	WV
Mammoth	S008379	JACKS BRANCH COAL COMPANY	WV
Mammoth	S301491	JACKS BRANCH COAL COMPANY	WV
Mammoth	S393790	JACKS BRANCH COAL COMPANY	WV
Mammoth	S600886	JACKS BRANCH COAL COMPANY	WV
Mammoth	U005584	JACKS BRANCH COAL COMPANY	WV
Mammoth	U300990	JACKS BRANCH COAL COMPANY	WV
Mammoth	U302200	JACKS BRANCH COAL COMPANY	WV
Mammoth	U601889	JACKS BRANCH COAL COMPANY	WV
Mammoth	S000684	JACKS BRANCH COAL COMPANY	WV
Mammoth	S007885	JACKS BRANCH COAL COMPANY	WV
Mammoth	S008883	JACKS BRANCH COAL COMPANY	WV
Mammoth	Z000481	JACKS BRANCH COAL COMPANY	WV
Mammoth	U045400	JACKS BRANCH COAL COMPANY	WV
Mammoth	U301500	JACKS BRANCH COAL COMPANY	WV
Mammoth	E010300	KANAWHA ENERGY COMPANY	WV
Mammoth	E011000	KANAWHA ENERGY COMPANY	WV
Mammoth	O304391	KANAWHA ENERGY COMPANY	WV
Mammoth	P071300	KANAWHA ENERGY COMPANY	WV
Mammoth	P303611	KANAWHA ENERGY COMPANY	WV
Mammoth	R064900	KANAWHA ENERGY COMPANY	WV
Mammoth	S300691	KANAWHA ENERGY COMPANY	WV

6

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Mammoth	S304589	KANAWHA ENERGY COMPANY	WV
Mammoth	S600988	KANAWHA ENERGY COMPANY	WV
Mammoth	S602389	KANAWHA ENERGY COMPANY	WV
Mammoth	U300904	KANAWHA ENERGY COMPANY	WV
Mammoth	U301290	KANAWHA ENERGY COMPANY	WV
Mammoth	P300205	KANAWHA ENERGY COMPANY	WV
Mammoth	P301111	KANAWHA ENERGY COMPANY	WV
Mammoth	P303310	KANAWHA ENERGY COMPANY	WV
Mammoth	P303511	KANAWHA ENERGY COMPANY	WV
Mammoth	S303390	KANAWHA ENERGY COMPANY	WV
Mammoth	O311907	KANAWHA ENERGY COMPANY	WV
Mammoth	U300504	KANAWHA ENERGY COMPANY	WV
Mammoth	U300896	KANAWHA ENERGY COMPANY	WV
Mammoth	U302099	KANAWHA ENERGY COMPANY	WV
Marfork		BOONE EAST DEVELOPMENT CO.	WV
Marfork	P300515	MARFOLK COALCOMPANY, INC.	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	D004081	CLEAR FORK COAL COMPANY	WV
Marfork	S014278	CLEAR FORK COAL COMPANY	WV
Marfork	U008383	CLEAR FORK COAL COMPANY	WV
Marfork	U013000	CLEAR FORK COAL COMPANU	WV
Marfork	P500213	ELK RUN COAL COMPANY, INC.	WV
Marfork	P300415	KINGSTON MINING, INC.	WV
Marfork	P301513	MARFORK COAL COMPANY, INC.	WV
Marfork	Pending	MARFORK COAL COMPANY, INC.	WV
Marfork	U301394	MARFORK COAL COMPANY, INC.	WV
Marfork	P301011	MARFORK COAL COMPANY, INC.	WV
Marfork	S300809	MARFORK COAL COMPANY, INC.	WV
Marfork	E003800	PERFORMANCE COAL COMPANY	WV
Marfork	U304292	PERFORMANCE COAL COMPANY	WV
Marfork	S011977	PIONEER FUEL CORPORATION	WV
Marfork	S400596	PIONEER FUEL CORPORATION	WV
Marfork	S401595	PIONEER FUEL CORPORATION	WV
Marfork	O400708	PIONEER FUEL CORPORATION	WV
Martin County	E001700	GREYEAGLE COAL COMPANY	WV
Martin County	O013983	GREYEAGLE COAL COMPANY	WV
Nicholas	S005183	ALEX ENERGY, INC.	WV
Nicholas	S300199	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300702	ALEX ENERGY, INC.	WV

7

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Nicholas	S300706	ALEX ENERGY, INC.	WV
Nicholas	S301391	ALEX ENERGY, INC.	WV
Nicholas	S301405	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	S006385	ALEX ENERGY, INC.	WV
Nicholas	U302494	POWER MOUNTAIN COAL COMPANY	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300598	ALEX ENERGY, INC.	WV
Nicholas	S300702	ALEX ENERGY, INC.	WV
Nicholas	S300706	ALEX ENERGY, INC.	WV
Nicholas	S300907	ALEX ENERGY, INC.	WV
Nicholas	S301391	ALEX ENERGY, INC.	WV
Nicholas	S301405	ALEX ENERGY, INC.	WV
Nicholas	S302003	ALEX ENERGY, INC.	WV
Nicholas	U301497	ALEX ENERGY, INC.	WV
Nicholas	S301192	ALEX ENERGY, INC.	WV
Nicholas	S301806	ALEX ENERGY, INC.	WV
Nicholas	H015500	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O002184	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O004183	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300293	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300589	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O301286	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O302093	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	S300590	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U300489	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U302194	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O010983	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	S008776	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U026900	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U045800	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U065700	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	U067600	PEERLESS EAGLE COAL COMPANY	WV
Nicholas	O300895	POWER MOUNTAIN COAL COMPANY	WV
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	WV
Rawl	D003181	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O507892	RAWL SALES & PROCESSING COMPANY	WV

8

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Rawl	U066700	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U507192	RAWL SALES & PROCESSING COMPANY	WV
Rawl	E002800	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O004184	RAWL SALES & PROCESSING COMPANY	WV
Rawl	O504989	RAWL SALES & PROCESSING COMPANY	WV
Rawl	P057200	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U502000	RAWL SALES & PROCESSING COMPANY	WV
Rawl	U504687	RAWL SALES & PROCESSING COMPANY	WV
Rockspring	Prospect	LAUREL CREEK CO., INC.	WV
Rockspring	U500601	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U507292	ARACOMA COAL COMPANY, INC.	WV
Rockspring	S504689	ARACOMA COAL COMPANY, INC.	WV
Rockspring	O501090	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U507692	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U500304	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U501091	ARACOMA COAL COMPANY, INC.	WV
Rockspring	U502006	ARACOMA COAL COMPANY, INC.	WV
Rockspring	O505491	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	U002584	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	P501014	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	Pending	ROCKSPRING DEVELOPMENT, INC.	WV
Rockspring	503290	ROCKSPRING DEVELOPMENT, INC.	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	S501798	HIGHLAND MINING COMPANY	WV
Superior	U502398	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U501100	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC.	WV
Superior	S501798	ROAD FORK DEVELOPMENT COMPANY, INC.	WV
Superior	U502398	SPARTAN MINING COMPANY	WV
Superior	U506688	SPARTAN MINING COMPANY	WV
Superior	U501100	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	U502194	SPARTAN MINING COMPANY	WV
Superior	O004484	STIRRAT COAL COMPANY	WV
Superior	U501087	STIRRAT COAL COMPANY	WV
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.	WV

9

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502007	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502408	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	U301695	PERFORMANCE COAL COMPANY	WV
Twilight	U501295	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	O501496	ELK RUN COAL COMPANY	WV
Twilight	O507891	ELK RUN COAL COMPANY	WV
Twilight	U501198	ELK RUN COAL COMPANY	WV
Twilight	S301999	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S500398	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	S502396	INDEPENDENCE COAL COMPANY, INC.	WV
Twilight	U502196	INDEPENDENCE COAL COMPANY, INC.	WV
Twin Star	S401197	TWIN STAR MINING, INC. – WV	WV
Unassigned	P500612	INDEPENDENCE COAL COMPANY, INC.	WV
White Flame	S501501	WHITE FLAME ENERGY, INC.	WV
White Flame	S502097	WHITE FLAME ENERGY, INC.	WV
Wabash	39	WABASH MINE HOLDING COMPANY	IL
Wabash	276	WABASH MINE HOLDING COMPANY	IL
Wabash	290	WABASH MINE HOLDING COMPANY	IL
Wabash	158	WABASH MINE HOLDING COMPANY	IL
Wabash	Prospect	WABASH MINE HOLDING COMPANY	IL
Wabash	298	WABASH MINE HOLDING COMPANY	IL
Coalgood	8480322	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8480324	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8480325	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8485533	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487037	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487038	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8487039	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8488083	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8488084	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8489031	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8489032	HARLAN RECLAMATION SERVICES LLC	KY
Martin County	6805012	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8800014	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8800062	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8800207	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805179	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805182	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805188	PETER CAVE MINING COMPANY	KY
Martin County	8805189	PETER CAVE MINING COMPANY	KY

10

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Martin County	8805190	PETER CAVE MINING COMPANY	KY
Martin County	8807000	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8807002	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808008	PETER CAVE MINING COMPANY	KY
Martin County	8808015	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808016	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808017	PETER CAVE MINING COMPANY	KY
Roxana	8675269	ENTERPRISE MINING COAL COMPANY	KY
Sidney	2985329	ISLAND CREEK COAL COMPANY	KY
Sidney	2985332	ISLAND CREEK COAL COMPANY	KY
Sidney	8365601	BELFRY COAL CORPORATION	KY
Sidney	8585079	BELFRY COAL CORPORATION	KY
Sidney	8980573	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984146	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984399	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984400	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984424	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984430	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8985167	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985736	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985742	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985977	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985986	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987025	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987094	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8988168	LONG FORK COAL COMPANY	KY
Sidney	8988170	SIDNEY COAL COMPANY, INC.	KY
Sidney	8989156	SIDNEY COAL COMPANY, INC.	KY
Sidney	8989159	LONG FORK COAL COMPANY	KY
Coalgood	8485532	HARLAN RECLAMATION SERVICES LLC	KY
Coalgood	8485535	HARLAN RECLAMATION SERVICES LLC	KY
Martin County	8805187	MARTIN COUNTY COAL CORPORATION	KY
Roxana	8675272	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675279	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675280	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675282	ENTERPRISE MINING COMPANY, LLC	KY
Sidney	8984029	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984194	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984431	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8984433	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8984434	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8984435	ROAD FORK DEVELOPMENT COMPANY, INC.	KY

11

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Sidney	8984436	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8984496	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985739	SIDNEY COAL COMPANY, INC.	KY
Martin County	8805175	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805186	MARTIN COUNTY COAL CORPORATION	KY
Sidney	8980835	SIDNEY COAL COMPANY, INC.	KY
Sidney	8980932	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984095	SIDNEY COAL COMPANY, INC.	KY
Sidney	8987082	SIDNEY COAL COMPANY, INC.	KY
Coalgood	8485536	HARLAN RECLAMATION SERVICES LLC	KY
Martin County	8800215	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805147	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8805180	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8807001	MARTIN COUNTY COAL CORPORATION	KY
Martin County	8808010	MARTIN COUNTY COAL CORPORATION	KY
Rawl	8984439	NEW RIDGE MINING COMPANY	KY
Roxana	8675268	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675278	ENTERPRISE MINING COMPANY, LLC	KY
Roxana	8675283	ENTERPRISE MINING COMPANY, LLC	KY
Sidney	4985319	ISLAND CREEK COAL COMPANY	KY
Sidney	6985333	ISLAND CREEK COAL COMPANY	KY
Sidney	8980639	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8980914	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8980915	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8980947	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984223	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984418	SIDNEY COAL COMPANY, INC.	KY
Sidney	8984432	ROAD FORK DEVELOPMENT COMPANY, INC.	KY
Sidney	8984437	LONG FORK COAL COMPANY	KY
Sidney	8985579	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985646	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985647	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985649	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985735	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985745	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985746	SIDNEY COAL COMPANY, INC.	KY
Sidney	8985751	SIDNEY COAL COMPANY, INC.	KY
Twin Star	1101960	TWIN STAR MINING, INC.	VA
Twin Star	1101961	TWIN STAR MINING, INC.	VA
Twin Star	1101966	TWIN STAR MINING, INC.	VA
Twin Star	1101967	TWIN STAR MINING, INC.	VA
Twin Star	1101968	TWIN STAR MINING, INC.	VA

12

RETAINED PERMITS FOR RECLAIM ONLY SITES BY STATE

COMPLEX	PERMIT NUMBER	PERMITTEE	STATE
Twin Star	1101981	TWIN STAR MINING, INC.	VA
Twin Star	1201969	TWIN STAR MINING, INC.	VA
Twin Star	1201970	TWIN STAR MINING, INC.	VA
Twin Star	1201973	TWIN STAR MINING, INC.	VA
Twin Star	1301956	TWIN STAR MINING, INC.	VA
Twin Star	1301962	TWIN STAR MINING, INC.	VA
Twin Star	1801971	TWIN STAR MINING, INC.	VA
TCC	2475	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2904	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2885	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2664	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2957	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2982	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2725	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2710	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2882297	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82144	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2282293	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82201	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82077	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2883130	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	2283116	TENNESSEE CONSOLIDATED COAL CO.	TN
TCC	82191	TENNESSEE CONSOLIDATED COAL CO.	TN

13